SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       -----------------------------------

                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  May 3, 2004


                             PRIME COMPANIES, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                          52-2031531
         ------------------------------------------------------------
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        409 Center Street, Yuba City, CA                        95991
       ----------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                (530) 755-3580
                               -----------------
             (Registrant's telephone number, including area code)


Item 5. Other Events


     On May 3, 2004 the Registrant issued a press release which announced that on March 24, 2004, Prime Companies, Inc. entered into an Investment Exchange Agreement with Cross Capital Fund, LLC, a New York Limited Liability Company.

     Further, the press release stated that Cross has made a $3 million investment in Prime Companies, Inc.

     Cross Capital Fund, LLC is a unique hedge and investment fund intended specifically for investments in small and micro-cap publicly traded companies. The Fund's unique and proprietary investment structure is patent-pending. Cross Capital makes investments from $500,000 to $5,000,000. The Fund is structured to assist public companies in executing their business strategies including securing a listing on either NASDAQ Small Cap or The American Stock Exchange. The Fund is designed to provide its investor companies with (1) immediate balance sheet enhancement, (2) capital gains potential (3) asset diversification and (4) monthly cash distributions. Unlike a traditional hedge fund in which investments are made in cash, investor companies make investments in the Cross Capital Fund by issuing newly issued preferred shares. The preferred shares are dollar denominated and convertible at a 5% discount to the date of investment so there is nominal dilution to shareholders.

     The membership interest in the Fund that Investors receive, in exchange for their investment, represent an ownership in the Fund. This membership interest, which represents a pro-rata percentage of the market value of all the securities held by the Fund, will represent an asset, which can be carried on the Investors' (public companies') balance sheets. The Fund is audited by the New York City audit firm of Marcum & Kliegman LLP.

     A copy of this press release has been attached as an exhibit to this report and is incorporated by reference herein.

Exhibit  No.   Description.

99.4           Press Release Issued by Registrant on May 3, 2004.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)


                                   /s/ Stephen Goodman
                                   -----------------------------
                                   Stephen Goodman
                                   Chief Financial Officer

Date:       May 3, 2004

EXHIBIT   INDEX

Exhibit   No.   Description.

99.4 Press Release dated May 3, 2004 issued by Cross Capital Fund, LLC. and Prime Companies, Inc.

FOR IMMEDIATE RELEASE:

Cross Capital Fund, LLC Invests $3 Million in Prime Companies, Inc.


GARDEN CITY, N.Y., May 3, 2004 (M2Presswire) -- Cross Capital Fund, LLC announced today that it has made a $3 million investment in Prime Companies, Inc. Prime Companies, Inc. (OTC BB: PRMC) is primarily engaged in providing Telecommunication Services.

About  Prime Companies, Inc.:

PRIME COMPANIES, INC operates three subsidiaries LMDS Communications, Inc., Prepaid Tel.com, and NACC-TEL. They provide their customers with quality telecommunications services. The Company was initially formed in 1979 as Prime Management Inc. In April and May 1999, the Company participated in an FCC re-auction for LMDS (Local Multipoint Distribution Service) spectrum and was successful in acquiring eight Basic Trading Area (BTA) markets, having taken advantage of the Government's 45% bidding credit for "very small businesses." At present, fixed broadband wireless services are the Company's primary focus and core business. In rural areas where the Company operates, the Company's goal is to be the high-speed broadband service provider of choice for all businesses and consumers. The traditional interconnect product lines from NACC-TEL are cross-sold within the Company's wireless service territories. Additionally the Company anticipates that Wireless DSL, sold by its NACC-TEL subsidiary, will follow the substantial trend of growth of the DSL market.

In June 2000 the Company received its certification from the State of California to operate as a Competitive Local Exchange Carrier (CLEC). In 2000 and 2001 it received similar certifications from the states of Pennsylvania and New York. The Company's rapid growth within its predescribed territories has been accelerated by an increased pent-up demand by both businesses and consumers for Internet access and customers' insatiable desire for increased Internet speed. Prime Companies, Inc. is at an advantage within the Company's targeted territories due to its establishing geographic markets where it can provide service efficiently and cost effectively.

The Company is embarking upon an "Acquisition and Roll Up" strategy in order to take advantage of the fractious business landscape currently existing with "WISPs" (wireless internet service providers) and small rural Cable TV companies. Management maintains that as a public entity, it is ideally positioned to initiate a "roll up" of "WISPs," which it is anticipated will dramatically increase the Company's revenues and net income. A secondary benefit of acquiring rural cable companies is the ability to cross sell complementary products and services into those distribution channels, and allow for the Company to provide bundled service packages capitalizing on the convergence of voice, data, and video offerings.

About the Fund:

Cross Capital Fund, LLC is a unique hedge and investment fund intended specifically for investments in small and micro-cap publicly traded companies. The Fund's unique and proprietary investment structure is patent-pending. Cross Capital makes investments from $500,000 to $5,000,000. The Fund is structured to assist public companies in executing their business strategies including securing a listing on either NASDAQ Small Cap or The American Stock Exchange. The Fund is designed to provide its investor companies with (1) immediate balance sheet enhancement, (2) capital gains potential (3) asset diversification and (4) monthly cash distributions. Unlike a traditional hedge fund in which investments are made in cash, investor companies make investments in the Cross Capital Fund by issuing newly issued preferred shares. The preferred shares are dollar denominated and convertible at a 5% discount to the date of investment so there is nominal dilution to shareholders.

The membership interest in the Fund that Investors receive, in exchange for their investment, represent an ownership in the Fund. This membership interest, which represents a pro-rata percentage of the market value of all the securities held by the Fund, will represent an asset, which can be carried on the Investors' (public companies') balance sheets. The Fund is audited by the New York City audit firm of Marcum & Kliegman LLP.




Forward-Looking Statements

This news release contains forward-looking statements about our business, or financial condition and prospects that reflect our assumptions and beliefs based on information currently available. We can give no assurance that the expectations indicated by such forward-looking statements will be realized. There may be other risks and circumstances that we are unable to predict. When used in this news release, words such as "believes," "expects," "intends," "plans," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions. All forward-looking statements are intended to be covered by the safe harbor created by Section 21E of the Securities Exchange Act of 1934.




Contact:

          Cross Capital Fund, LLC
          Barry Hawk
          (516) 620-0647
          www.crosscapitalfund.com
          info@crosscapitalfund.com

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